UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2021

Alignment Healthcare, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 W Town and Country Rd Suite 1600
Orange, California		92868
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 310-2247

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2021, Alignment Healthcare, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) disclosing that on and effective January 1, 2022, the Board of Directors of the Company (the “Board”) increased the Board’s size from nine to eleven directors and elected Jody Bilney and Yon Jorden as directors. At the time of filing the Original Filing, the Board had not made a determination regarding any committee assignments for Ms. Bilney or Ms. Jorden.

This Current Report on Form 8-K/A amends the Original Filing to disclose that on and effective February 25, 2022, upon the recommendation of the Nominating, Corporate Governance and Compliance Committee of the Board (the “NCGC Committee”), the Board appointed Ms. Bilney to the NCGC Committee and appointed Ms. Jorden to the Audit Committee.

Following these appointments and other committee composition adjustments made by the Board, the membership of the Company's Board committees is as follows:

•
The Audit Committee consists of Ms. Jorden, Jeffrey Margolis and Margaret McCarthy, with Mr. Margolis serving as chairman.
•
The Compensation Committee consists of Thomas Carella, Joseph Konowiecki, Jacqueline Kosecoff and Robbert Vorhoff, with Mr. Vorhoff serving as chairman.
•
The NCGC Committee consists of Ms. Bilney, David Hodgson, Joseph Konowiecki and Jacqueline Kosecoff, with Mr. Hodgson serving as chairman.

Each committee member meets the independence requirements under the applicable listing standards of the Nasdaq Stock Market. Additionally, each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Other than the preceding disclosure, no other disclosure reported in the Original Filing is amended pursuant to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALIGNMENT HEALTHCARE, INC.

Date:	March 1, 2022	By:	/s/ Thomas Freeman
Thomas Freeman, Chief Financial Officer